UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 8, 2008

                                 PUBLIC STORAGE
             (Exact Name of Registrant as Specified in its Charter)

           Maryland                       001-33519              95-3551121
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)

701 Western Avenue, Glendale, California                         91201-2349
  (Address of Principal Executive Offices)                       (Zip Code)

                                 (818) 244-8080
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01         REGULATION FD DISCLOSURE

         Public Storage has reached an agreement in principle for a prospective investor to acquire a 51% interest in Shurgard Europe in a private transaction at a price generally consistent with the previously disclosed proceeds Public Storage expected to receive for its equity interest in last year's terminated European share offering. No binding agreement has been signed with the prospective investor and there is no assurance that a binding agreement will be signed or that the transaction will be completed. We estimate completion of the transaction at the end of the first quarter of 2008 assuming a binding agreement is signed and the conditions related to the transaction are satisfied.

         This Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond Public Storage's control, which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. All forward-looking statements speak only as of January 8, 2008, the date of this Form 8-K. Public Storage undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Risks and uncertainties that could impact these forward looking statements include, but are not limited to, the risk that the parties may for any reason be unable to finalize negotiations and completion of a possible transaction involving Shurgard Europe. There can be no guarantee that any transaction involving the acquisition by a prospective purchaser of an interest in Shurgard Europe will occur. Additional information about risks and uncertainties that could adversely affect Public Storage's forward-looking statements are described in reports filed by Public Storage with the Securities and Exchange Commission, including its 2006 Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K.

         The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the 'Exchange Act") or otherwise subject to the liabilities of that section, not shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 8, 2008

                                       PUBLIC STORAGE


                                       By: /s/ John Reyes
                                           -----------------------
                                           John Reyes
                                           Senior Vice President &
                                           Chief Financial Officer